SHAREHOLDERS AGREEMENT
                           PRAXIS PHARMACEUTICALS INC
                                   (PRAXIS US)

                       PERPETUAL TRUSTEES NOMINEES LIMITED
                                    (TRUSTEE)

                     ROTHSCHILD BIOSCIENCE MANAGERS LIMITED
                                  (ROTHSCHILD)

                         CM CAPITAL INVESTMENTS PTY LTD
                                  (CM CAPITAL)

                           CIBC AUSTRALIA VC FUND LLC
                                     (AVCF)

                         MOOROOLBARK TECHNOLOGY PTY LTD
                                  (MOOROOLBARK)

                       THE AUSTRALIAN NATIONAL UNIVERSITY
                                      (ANU)

                                       AND

                                PHARMAXIS PTY LTD
                                    (COMPANY)

                     DR WILLIAM COWDEN AND DR BRETT CHARLTON
                                   (FOUNDERS)

                             PIPER ALDERMAN LAWYERS
                       Level 23, Governor Macquarie Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                                    Australia

                           Telephone: + 612 9253 9999
                            Facsimile: +612 9253 9900






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CONTENTS                                                                    PAGE
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1.     DEFINITIONS.............................................................2

2.     INTERPRETATION..........................................................5

3.     SHAREHOLDER AGREEMENT...................................................5

4.     TERM....................................................................6

5.     INCORPORATION...........................................................7

6.     NAME....................................................................7

7.     CONSTITUTION............................................................7

8.     REGISTERED OFFICE AND PRINCIPAL PLACE OF BUSINESS.......................7

9.     COMMERCIAL OBJECTIVES...................................................7

10.    SOLE COMMERCIAL VEHICLE.................................................8

11.    DIRECTORS...............................................................9

12.    CHAIRMAN OF THE BOARD..................................................11

13.    BOARD MEETINGS.........................................................11

14.    CHIEF EXECUTIVE OFFICER................................................13

15.    FINANCIAL CONTROLLER AND SECRETARY.....................................13

16.    AUDITORS...............................................................14

17.    ACCOUNTING AND INFORMATION.............................................14

18.    CONDUCT OF BUSINESS....................................................15

19.    CRITICAL BUSINESS MATTERS AND CRITICAL SHAREHOLDER MATTERS.............15

20.    GENERAL MEETINGS.......................................................16

21.    CAPITAL STRUCTURE......................................................16

22.    PRE-EMPTIVE RIGHTS.....................................................17

23.    TAG-ALONG RIGHTS.......................................................21

24.    DRAG-ALONG RIGHTS......................................................21

25.    CONVERSION OF ACP AND BCP SHARES.......................................23

26.    REDEMPTION OF ACP AND BCP SHARES.......................................23

27.    ACP AND BCP SHARE DIVIDENDS............................................24

28.    FREEDOM TO ACT.........................................................25

29.    RELEASE AND INDEMNITY..................................................25

30.    DISPUTE RESOLUTION.....................................................25

31.    CONFIDENTIAL INFORMATION AND PUBLICITY.................................26

32.    ACCESS.................................................................27


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33.    NATURE OF RELATIONS....................................................27

34.    AGREEMENT PREVAILS.....................................................27

35.    ASSIGNMENT.............................................................27

36.    NOTICE.................................................................27

37.    COSTS..................................................................28

38.    GOVERNING LAW..........................................................28

39.    COUNTERPARTS...........................................................28

40.    LICENSED FUNDS.........................................................29

41.    LIMITATIONS OF LIABILITY...............................................31

ANNEXURE-A - INITIAL CAPITAL STRUCTURE........................................38

ANNEXURE B - BUSINESS PLAN....................................................39

ANNEXURE C - CRITICAL BUSINESS MATTERS........................................40

ANNEXURE D - CRITICAL SHAREHOLDER MATTERS.....................................41




















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                             SHAREHOLDERS AGREEMENT

PARTIES
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1.       PRAXIS PHARMACEUTICALS INC of 50 West  Broadway, Salt Lake  City, Utah,
         United States of America  84101, Facsimile: +1 604 646 5649 (PRAXIS US)

2. PERPETUAL TRUSTEES NOMINEES LIMITED ABN 99 000 341 533 of Level 8, 39 Castlereagh Street, Sydney, NSW 2000, in its capacity as trustee for The Australian Bioscience Trust constituted by a trust deed dated 20 August 1998, Facsimile: 02 8256 1419 (TRUSTEE)

3. ROTHSCHILD BIOSCIENCE MANAGERS LIMITED ABN 54 072 515 247 in its capacity as manager of the Australian Bioscience Trust and in its capacity as trustee of Rothschild Bioscience Ventures II of Level 15, 1 O'Connell Street, Sydney, NSW 2000, Facsimile: 02 9323 2000 (ROTHSCHILD)

4. CIBC AUSTRALIA VC FUND LLC, a Delaware limited liability company, in its capacity as general partner of the Australia Venture Capital Fund L.P. of 425 Lexington Avenue, New York, NY 10017, USA (AVCF)

5. CM CAPITAL INVESTMENTS PTY LTD ACN 098 048 830 of Level 2, Telstra House, 167 Eagle Street, Brisbane, QLD 4000, as trustee for CM Capital Venture Trust No.3 Facsimile: 07 3221 5933 (CM CAPITAL)

6. MOOROOLBARK TECHNOLOGY PTY LTD ABN 60 080 904 892 of Level 1, 159 Dorcas Street, South Melbourne, VIC 3205 in its capacity as trustee for the Pharmaxis Investment Trust constituted by a trust deed dated on or about the date of this agreement, Facsimile: 03 8646 3899 (MOOROOLBARK)

7. THE AUSTRALIAN NATIONAL UNIVERSITY, a body corporate established under the Australian National University Act of 1991 ABN 52 234 063 906 of The Australian National University, Investment Office, Building 10C, Acton, ACT 0200, Facsimile: 02 6125 8795 (ANU)

8. PHARMAXIS PTY LTD ABN 75 082 811 630 of 60 Marcus Clarke Street, Canberra, ACT 2061, Facsimile: 02 6279 5444 (COMPANY)

9.       DR WILLIAM COWDEN of 56 Urambi  Village,  Crozier Street,  Kambah,  ACT
         2902 (COWDEN) and DR BRETT CHARLTON of 22 Rogers Street, Fraser, ACT 2615 (CHARLTON) (together called the FOUNDERS)

INTRODUCTION
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A.       The parties wish to provide for the terms and  conditions  on which the parties have agreed to operate the Company in the future.

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B.       The parties also wish to regulate as between themselves certain matters relating to their shareholdings in the Company.

C. The Company has agreed to become a party to give effect to those terms of this agreement to which it may lawfully give effect. For the avoidance of doubt, nothing in clauses 22 to 24 (inclusive) is to be read or construed as requiring any action or participation by the Company if to do so would be contrary to any provision of the Corporations Act 2001.

D. The parties agree to work together to maximise the value of the Company with a view to effecting a trade sale or offering shares to the public as soon as practicable and market conditions permitting.

OPERATIVE CLAUSES
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1.       DEFINITIONS

         In this agreement:

         ACP SHAREHOLDER means a person that holds ACP Shares and includes a party who holds the beneficial interest in ACP Shares registered in the name of another person as nominee for that Party;

         ACP SHARES means Series A converting preference shares in the capital of the Company;

         ASSOCIATED ENTITY means:

         (a) in respect of a corporate shareholder, an entity that is a related body corporate of the Shareholder as defined in section 50 of the Corporations Act 2001;

         (b) in respect of a shareholder who holds shares as trustee, any replacement trustee of the relevant trust;

         (c) in respect of a shareholder, a nominee or custodian of the shareholder (or replacement nominee or custodian); and

         (d) in respect of the Trustee and Rothschild, a fund managed by Rothschild or a related body corporate of Rothschild and in respect of CM Capital and Mooroolbark, a fund managed by CM
                  Capital or Mooroolbark respectively or a related body corporate of either of those companies;

         (e) in respect of AVCF, any replacement general partner of AVCF and any fund managed by CM Capital Investments Pty Ltd or any of its related bodies corporate;

         BOARD means the board of Directors of the Company;


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         BUSINESS  means the  business  of drug  research  and  development  and disease specific diagnosis and therapies, and the commercialisation of such drugs and therapies;

         BUSINESS DAY means any day except a Saturday or a Sunday or other public holiday in the Australian Capital Territory;

         BUSINESS PLAN means the business plan of the Company as amended from time to time under clause 18;

         BCP SHAREHOLDER means a person that holds BCP Shares and includes a Party who holds the beneficial interest in BCP Shares registered in the name of another person as nominee for that Party;

         BCP SHARES means Series B converting preference shares in the capital of the Company;

         CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of the Company appointed under clause 14;

         DILUTED CAPITAL means, at any time, the issued ordinary share capital of the Company assuming the conversion at that time of all issued ACP Shares and BCP Shares into Ordinary Shares;

         DIRECTOR means a director of the Company appointed under clause 11 (or his or her alternate) and DIRECTORS means any or all such appointees (or their alternates);

         DIRECTORS SPECIAL MAJORITY means, in relation to a resolution of Directors, a resolution passed by a majority of all Directors as well as a majority of all Directors nominated by the ACP and BCP Shareholders;

         EMPLOYEE SHARE OPTION PLAN means the Executive and Staff Option Plan adopted by the Company on 30 March 2001;

         EXECUTIVE DIRECTORS means a Director who is also a full time executive of the Company;

         FINANCIAL CONTROLLER means the chief financial officer or controller of the Company and its subsidiaries appointed under clause 15;

         FINANCIAL YEAR means:

         (a) the period beginning from the start of the term of this agreement and ending on the following 30 June;

         (b) after the first financial year, each period of 12 months ending 30 June; and

         (c) in the last year of the term of this agreement the period starting on the preceding 1 July and ending on the date this agreement ends;


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

         IIF MANAGEMENT LICENCE means an IIF Program management licence executed between the Industry Research and Development Board on behalf of the Commonwealth of Australia and a party to this Agreement;

         IIF PROGRAM means the Innovation Investment Fund Program established by
         the   Commonwealth  of  Australia  under  the  Industry   Research  and
         Development Act 1986 (Cth);

         LICENCE AND RESEARCH & DEVELOPMENT AGREEMENTS means the Licence and Research & Development Agreement entered into between Anutech Pty Limited and Praxis US dated 27 October 1997 and the Addendum to the Licence and Research & Development Agreement dated 8 October 1998;

         LICENSED FUND means a fund of whatever nature, and whether incorporated or not:

         (a) which, or the manager of which, is to be or has been granted an IIF Management Licence; and

         (b) the manager or trustee of which is a shareholder of the Company;

         LIQUIDITY EVENT means:

         (a) a disposal of the whole or substantially the whole of the property, business and undertaking of the Company;

         (b) an order being made for the winding up or dissolution of the Company;

         (c) a liquidator or provisional liquidator being appointed to the Company; or

         the Company being otherwise wound up, deregistered, dissolved or liquidated;

         NOMINEE DIRECTOR means a nominee Director appointed by a Shareholder under clause 11.1.3, 11.1.4 or 11.1.5;

         ORDINARY SHARES means ordinary shares in the issued capital of the Company;

         ORDINARY SHAREHOLDER means a person that holds Ordinary Shares and includes a party who holds the beneficial interest in Ordinary Shares registered in the name of another person as nominee for that Party;

         SECRETARY means the secretary of the Company appointed under clause 15;

         SHAREHOLDER means a person that holds shares in the Company from time to time being either Ordinary Shares, ACP Shares or BCP Shares;

         SPECIAL MAJORITY means, in relation to a resolution of Shareholders, a resolution passed by:

         (a)      more than 50% of the votes cast by Ordinary Shareholders; and

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

(b) more than 80% of the votes that may be cast by ACP Shareholders and BCP Shareholders; and

         TRANSACTION   DOCUMENTS  means  this  agreement,   the  relevant  share
         subscription agreement dated on or around the date of this agreement pursuant to which the each BCP Shareholder subscribes for BCP Shares and the Company's constitution.

2.       INTERPRETATION

         In this agreement, unless the context otherwise requires:

         2.1      singular includes plural and plural includes singular;

         2.2      words of one gender include any gender;

         2.3      reference  to  legislation  includes  any amendment to it, any
                  legislation   substituted   for  it,   and   any   subordinate
                  legislation made under it;

         2.4 reference to a person includes a corporation, firm and any other entity;

         2.5      reference  to  a  party   includes   that   party's   personal
                  representatives, successors and permitted assigns;

         2.6      headings do not affect interpretation;

         2.7 a provision must be read down to the extent necessary to be valid. If it cannot be read down to that extent, it must be severed;

         2.8 if a thing is to be done on a day which is not a Business Day, it must be done on the Business Day after that day;

         2.9 another grammatical form of a defined expression has a corresponding meaning;

         2.10 an expression defined in the Corporations Act 2001 has the meaning given by the Corporations Act 2001;

         2.11 a reference to a capital reconstruction includes a reference to a consolidation, subdivision, reduction or return of return of capital; and

         2.12 no rule of construction applies to the disadvantage of a party because that party put forward this document or any portion of it.

3.       SHAREHOLDER AGREEMENT

         3.1 The Shareholders agree that the business and affairs of the Company are to be conducted in a manner consistent with the terms of this agreement.

         3.2 The Company will procure that all holders of options in the Company (as set out in Part 2 of Annexure A) agree to be bound by the terms of this agreement as

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                  Shareholders  if  and  when  they  convert  those  options  to
                  Ordinary Shares. In that regard, it is noted that:

                  3.2.1 the terms of the Employee Share Option Plan and the issue terms of all options currently on issue, require the optionholders to enter into any shareholders agreement, or enter a deed of accession to any shareholders agreement, that is in existence on the date of exercise of those options; and

                  3.2.2 that is sufficient compliance with the terms of this clause in respect of shares to be issued on exercise of those options.

         3.3 Those of the parties to this agreement that are parties to the shareholders agreement dated 15 October 1999 and the supplementary shareholders agreement dated 4 April 2001, hereby agree that those agreements are terminated and are of no further force or effect without prejudice to any accrued rights of the parties to the date of termination.

         3.4 If the Company issues additional shares in accordance with clause 21.2, any party that is not already a party to this agreement must accede to this agreement and accordingly must agree to be bound by the terms of this agreement, such accession agreement to be in a form and substance acceptable to the Company.

4.       TERM

         4.1 The term of the arrangements between the Shareholders set out in this agreement starts on the date of this agreement.

         4.2 Subject to the other provisions of this agreement, this agreement terminates on the first to occur of the following:

                  4.2.1    one  Shareholder  owning  all  of  the shares in  the
                           Company  following  a  transfer(s)   under   and   in
                           accordance with this agreement;

                  4.2.2 the Company is wound up and its surplus assets (if any) distributed to the Shareholders;

                  4.2.3    the Shareholders agree  this agreement is  at an end;
                           or

                  4.2.4 an initial public offering of the shares in the Company and a listing of those shares on a recognised securities exchange.

         4.3 Unless this agreement provides to the contrary, a former Shareholder is not bound by this agreement from the time it ceases to hold shares in the Company. However, the former Shareholder still has the rights and obligations that accrued before that time.

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5.       INCORPORATION

         5.1      The Company is incorporated as a proprietary company.

         5.2 The Company may change its status to a public company by resolution passed in accordance with the Corporations Act 2001 and subject to approval of a Directors Special Majority resolution.

6.       NAME

         6.1      The name of the Company is Pharmaxis Pty Ltd.

         6.2 The Company may change its name by resolution passed in accordance with the Corporations Act 2001 and subject to approval of a Directors Special Majority resolution.

7.       CONSTITUTION

         7.1      The  Company's  internal   management   is   governed   by   a
                  constitution.

         7.2 Despite clause 7.1 and as between the Shareholders, this agreement prevails over the Company's constitution to the extent of any inconsistency. The Shareholders must cause the Company to be operated in a manner consistent with this agreement despite any contrary rights they may otherwise have under the Company's constitution.

         7.3 Each Shareholder agrees that it will not seek to enforce any rights it may have under the Company's constitution to the extent inconsistent with this agreement.

8.       REGISTERED OFFICE AND PRINCIPAL PLACE OF BUSINESS

         8.1 Unless the Board otherwise determines, the registered office of the Company is Level 7, 60 Marcus Clarke Street, Canberra, ACT 2600.

         8.2 Unless the Board otherwise determines, the principal place from which the Company conducts its business is Level 7, 60 Marcus Clarke Street, Canberra, ACT 2600.

9.       COMMERCIAL OBJECTIVES

         9.1      The commercial objectives of the Company are to:

                  9.1.1    carry on the Business;

                  9.1.2 develop and expand the Business in accordance with the Business Plan;

                  9.1.3    maximise   the   value   of  the   Company  and  each
                           Shareholder's interest in the Company; and

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                  9.1.4    do  everything else  the Shareholders  consider  will
                           attain or further these purposes.

         9.2 It is the intention of the Shareholders that the Company undertake an initial public offering within 12 months of the date of this agreement. If this is not achieved, Shareholders intend that the Company should continue to attempt to undertake an initial public offering or any other exit including a trade sale, amalgamation or merger (EXIT) within 4 years of the date of this agreement (EXIT DATE). All Exit opportunities are to be considered on their merits. If an Exit is not achieved by the Exit Date, any ACP Shareholder or BCP Shareholder holding more than 10% (or ACP Shareholders or BCP Shareholders collectively holding more than 10%) of Diluted Capital will be entitled to give a notice in writing to the Shareholders (with a copy to the Company) requiring all Shareholders in good faith to:

                  9.2.1 endeavour to agree to a strategy to achieve an Exit as soon as reasonably practicable that will maximise the value of the Company (EXIT NOTICE); and

                  9.2.2 secure the Board's approval of that strategy insofar as the implementation of the strategy requires action by the Company and the Company can lawfully implement it under the Corporations Act 2001.

         9.3 If Shareholders agreement and, to the extent required Board approval, does not occur within 1 month of the date that the Exit Notice was issued, the Shareholders may, at the reasonable expense of Company, appoint an experienced investment banker or stockbroker of good standing (ADVISER) to recommend what the Adviser believes to be the most appropriate Exit strategy and timing having regard to all applicable circumstances and the objective of maximising Shareholder value.

         9.4 Each shareholder and, so far as it is lawfully able to do so, the Company must do all things necessary to implement (as applicable):

                  9.4.1 the Exit strategy approved by the Board within the timetable set out in that approval under clause 9.2; or

                  9.4.2    the  recommendations made by the Adviser under clause
                           9.3,

                  including, executing all necessary documents or agreements and voting in favour of the approved or recommended Exit at any general meeting of the Company.

10.      SOLE COMMERCIAL VEHICLE

         10.1 The Company and its subsidiaries are to be the exclusive vehicle for furthering the commercial objectives of the Company under clause 9.

         10.2 The Company and any subsidiaries of the Company are to own and carry on the business for which they were respectively
                  incorporated   and  must  enter  into

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                  contracts   and  other obligations  in their  own name without
                  guarantees, security or other support from the Shareholders.

         10.3 The Company will carry on its business without any Shareholder being required to give any guarantee, indemnity, mortgage or other security in favour of financiers of the Company.

11.      DIRECTORS

         11.1     The Company is to have at least 5 Directors, comprising:

                  11.1.1   an independent Chairman;

                  11.1.2   the Chief Executive Officer;

                  11.1.3   one director appointed by Rothschild;

                  11.1.4   one director appointed by CM Capital; and

                  11.1.5 one director appointed by the founding Shareholder, Praxis USA (as long as it is a Shareholder holding at least 10% of Diluted Capital).

         11.2 The Board may, in addition to the Directors specified in clause 11.1, appoint one further independent director as a Director by Directors Special Majority resolution. That initial further independent director must first be approved, such approval not to be unreasonably withheld or delayed, by Mooroolbark.

         11.3     The initial Directors of the Company are to be:

                  11.3.1   Denis Hanley, as the independent Chairman;

                  11.3.2   Alan Robertson, as the Chief Executive Officer;

                  11.3.3   Brigitte Smith as the Rothschild nominee;

                  11.3.4   Carrie Judith Hillyard as the CM Capital nominee; and

                  11.3.5   Brett Charlton as Praxis US's nominee.

         11.4 Subject to clause 11.5, a Nominee Director may only be removed, replaced, or removed and replaced, by his or her appointor, by notice given to the Company and the Board. Each other Director will be given the courtesy of approving (such approval not to be unreasonably withheld) a new or replacement Nominee Director under this clause before their appointment is made. The independent director appointed under clause 11.2 may be replaced by Special Directors Resolution.

         11.5     A Director ceases to be a Director if:


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                  11.5.1   the  Director  is  a  Director  independent  of   any
                           Shareholders and the Shareholders resolve to remove him or her;

                  11.5.2   the Corporations Act 2001 so provides;

                  11.5.3   the Director resigns by notice to the Company; or

                  11.5.4 the Director becomes mentally incapable and the Director's estate or property has had a personal representative or trustee appointed to administer it.

         11.6 By prior notice in writing to the Company and to the Board, a Director may appoint an alternate to act in the Director's place:

                  11.6.1   for a specific period or until a specified event; or

                  11.6.2 whenever the relevant appointing Director is unable to attend to his or her duties by reason of absence, illness or otherwise.

                  Each other Director will be given the courtesy of approving (such approval not to be unreasonably withheld) an alternate Director under this clause before their appointment is made. An alternative Director should be paid (if applicable) by their appointee.

         11.7 Unless expressly prohibited from doing so by statute or law, a Nominee Director may:

                  11.7.1 pay special regard in exercising his or her powers and performing his or her duties, to the interests of the Director's appointor; and

                  11.7.2 disclose any and all information received by the Director in his capacity as a Director of the Company on a 'needs to know basis' to his or her appointing Shareholder in connection with:

                           (a) the appointing Shareholder's involvement in this agreement; or

                           (b) mandatory reporting or disclosure obligations under statute or law to the extent the material to be disclosed cannot be kept 'commercial in confidence' or kept confidential on the basis of legal professional privilege.

         11.8     A Director need not be a member of the Company.

         11.9     Mooroolbark   is  entitled   for  so  long  as  it  is  a  BCP
                  Shareholder, by notice given to the Company, to appoint one person to attend Board meetings as an observer (at its own cost).

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



12.      CHAIRMAN OF THE BOARD

         12.1 A person ceases to hold office as chairman if they cease to be a Director of the Company for any reason.

         12.2 The chairman of the Board may be removed, replaced or removed and replaced by Directors Special Majority resolution.

         12.3 In the event that the Chairman is absent from a meeting, the Chairman may nominate another director to act as chairman of the meeting.

13.      BOARD MEETINGS

         13.1 The Directors may meet and determine the place at which they meet and the manner in which meetings are coordinated as they decide.

         13.2     Meetings may be held by any means of telecommunication.

         13.3 Unless all the Directors otherwise agree, there must be at least 9 Board meetings in any calendar year.

         13.4 A Director may at any time, and the Secretary must at the request of a Director, call a Board meeting.

         13.5 Each Director must be given at least 7 days' written notice of a Board meeting and be provided with the agenda at that time. This requirement may be waived for a particular meeting by all Directors in office at the time.

         13.6 The agenda for regular Board meetings must include the following items which are to be sent to the Directors prior to the meeting:

                  13.6.1 a report and appropriate commentary from the Chief Executive Officer or other officer responsible for day to day activities, operations and administration of the Company;

                  13.6.2 a financial report and appropriate commentary from the financial controller or other officer of the Company responsible for financial control including a balance sheet, profit and loss statement, and cash flow statement showing for the relevant month and Financial
                          Year:

                          (a) actual against budget with an explanation of variances; and

                          (b)    forecast  actual against  budget for  remaining
                                 months  with   an   explanation   of   forecast
                                 variances;

                          (c) draft minutes of Board meetings since the last regular Board meeting in accordance with clause 13.12; and
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                                                                              11

                          (d) minutes of any Board committee meetings held since the last regular Board meeting.

         13.7 The Board may require additional reports to be on the agenda and be included in the accompanying Board papers.

         13.8 A quorum for a Board meeting is 4 Directors, and must include at least one Rothschild's Nominee Director , at least one CM Capital Nominee Director , and at least one Praxis US Director (as long as it is a Shareholder holding at least 10% of Diluted Capital either in its own right or together with the interests of any other BCP Shareholders whose proxy they may hold).

         13.9 Each Director (or his or her alternate) has one vote at a Board meeting.

         13.10 Unless this agreement requires otherwise, a decision of the Board is made by a majority of the votes cast by the Directors present at the meeting (or their alternate Directors if applicable). If there is an equality of votes, the Chairman does not have a casting vote in addition to his or her deliberative vote.

         13.11    The  Secretary  must  be  present  at  and  take  minutes   of
                  proceedings at each Board meeting including:

                  13.11.1  all motions;

                  13.11.2  the result of each vote; and

                  13.11.3  any other formal action of the Board.

         13.12 The Secretary must send a copy of the draft minutes to each Director no later than 7 days before the next Board meeting for approval at that meeting.

         13.13 Once approved by the Board, the minutes must be signed as a correct record of proceedings by the chairman of the meeting.

         13.14 A written resolution signed by each Director (or his or her alternate) has the same effect as if it had been passed at a Board meeting properly called and held at the time when the resolution was last signed by a Director (or alternate Director). The resolution may consist of several documents in the same form, each signed by one or more Directors (or alternate Directors).

         13.15    Independent Directors may be paid reasonable Directors' fees.

         13.16    The  initial Directors' fees payable in aggregate under clause
                  13.15 will be:

                  13.16.1  $50,000  p.a, to be paid to the independent chairman;
                           and

                  13.16.2  $25,000 p.a. for each other independent Director.


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                                                                              12

         13.17 The amount of Directors' fees payable under clause 13.16 may be increased from time to time by a Directors Special Majority resolution.

         13.18 Nominee Directors and Executive Directors are not entitled to any Directors' fees. The appointing Shareholders must pay any costs associated with its respective Nominee Director acting as a Director, apart from those costs set out in clause 13.19.

         13.19 The Company must reimburse all Directors (including Nominee Directors) for their reasonable receipted expenses in attending Board meetings and general meetings that are held outside their city of residence.

         13.20 The Company must offer each person who consents to be a Director, a deed of access to documents, and indemnity in substantially the same form as the deed of access to documents and indemnity granted to the other Directors at the date of this agreement or other similar form approved by the Board from time to time having regard to applicable legal constraints.

14.      CHIEF EXECUTIVE OFFICER

         14.1 Subject to prior approval by Directors Special Majority resolution, the Board may appoint, and remove and replace, from time to time a person to be the Chief Executive Officer of the Company and any subsidiaries on such terms and conditions as the Board may by Directors Special Majority resolution approve.

         14.2     The Chief Executive Officer will be responsible for:

                  14.2.1 the day to day conduct of the business and affairs of the Company;

                  14.2.2 any matters for which the Chief Executive Officer is responsible under this agreement; and

                  14.2.3 any other matters the Board decides should be the responsibility of the Chief Executive Officer.

15.      FINANCIAL CONTROLLER AND SECRETARY

         15.1 Subject to prior approval by a Directors Special Majority resolution, the Chief Executive Officer may appoint, and remove and replace, one or more persons to be the chief financial officer or controller of the Company and its subsidiaries on such terms and conditions as the Chief Executive Officer may recommend and the Board may approve.

         15.2 The Financial Controller is also the Company Secretary and is responsible for general bookkeeping, accounting and financial control with respect to the Company and its subsidiaries.

         15.3 The Secretary is responsible for all clerical and company secretarial duties.

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                                                                              13

         15.4 The Financial Controller is also to be the public officer of the Company for the purpose of taxation legislation.

16.      AUDITORS

         16.1     The  Company  must  appoint  a  registered   company   auditor
                  independent of the Shareholders to be the auditor of the Company on terms that include the following:

                  16.1.1 the auditor will deliver copies of the audited financial statements and accompanying audit report for each Financial Year to each Shareholder on or about the time they are delivered to the Company; and

                  16.1.2 the auditor will be available for discussions with the Shareholders in relation to the audited financial statements and accompanying audit report for each Financial Year or any matters arising during the course of the audit (whether or not raised with the Board).

         16.2 The Company may remove and replace the appointed auditor with the approval of a Directors Special Majority resolution.

         16.3 For the purpose of this clause 16, the initial auditor of the Company is Duesburys.

17.      ACCOUNTING AND INFORMATION

         17.1     The Company's financial year ends on 30 June in each year.

         17.2     Unless  the  Shareholders  otherwise  agree,  the   management
                  accounts and financial statements of the Company must be prepared in accordance with Australian generally accepted accounting principles and practices consistently applied.

         17.3     The Company must provide Shareholders with the following:

                  17.3.1 the audited financial statements of the Company within two months after the end of each Financial Year;

                  17.3.2 unaudited and unreviewed monthly management accounts of the Company, within 21 days after the end of each month; and

                  17.3.3 a draft annual business plan and related budgets for each Financial Year for approval, prior to the commencement of that Financial Year.

         17.4 The Company must also provide to each Shareholder copies of all quarterly technical and key financial indicator reports prepared by management, within 14 days after the end of the quarter to which they relate.

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                                                                              14

18.      CONDUCT OF BUSINESS

         18.1 The Business is to be conducted in accordance with an annual business plan adopted by the Board prior to the commencement of each Financial Year with the approval of a Directors Special Majority resolution.

         18.2 The Business Plan for the period to 30 June 2002 is to be as set out in Annexure B.

         18.3     Subject to clause 19, the Board is responsible for:

                  18.3.1 the overall implementation and monitoring of the Business Plan as well as the business and affairs of the Company generally; and

                  18.3.2   generally   setting   the  strategic  direction   and
                           policies of the Company.

         18.4 The Company will procure from time to time that all key executives enter into an appropriate employment agreement, and option agreement (if applicable), acceptable to the Board.

         18.5     The  Company  must  maintain  with  a  well  established   and
                  reputable insurer:

                  18.5.1   directors and officers liability insurance; and

                  18.5.2 adequate insurance coverage in relation to its assets and business against all risks and for amounts for which a prudent company carrying on the same or similar business would insure, on terms acceptable to the Board.

19.      CRITICAL BUSINESS MATTERS AND CRITICAL SHAREHOLDER MATTERS

         19.1 Despite any other provision of this agreement, a decision by the Board or the Company in relation to the critical business matters set out in Annexure C must be approved by a Directors Special Majority resolution.

         19.2 If a matter requiring a Directors Special Majority resolution under clause 19.1 or any other provision of this agreement, also requires approval of Shareholders under the Corporations Act 2001, the Director's Special Majority requirement is in addition to the required majority under that Act.

         19.3 Despite any other provision of this agreement (excluding clause 21.7 and 25.4), the Board must refer the critical shareholder matters set out in Annexure D to the Shareholders of the Company.

         19.4 Subject to clause 9, in addition to any requirement for shareholder approval under the Corporations Act 2001, the critical shareholder matters set out in Annexure D

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                                                                              15
                  must be approved by ACP and BCP Shareholders holding at least 80% of the votes that may be cast by ACP and BCP Shareholders.

20.      GENERAL MEETINGS

         20.1 A quorum for a general meeting is 1 representative of each Shareholder that holds at least 10% of Diluted Capital either in its own right or together with the interests of any other Shareholders whose proxy they may hold.

         20.2 Each Shareholder has one vote for every Share it holds, whether they be ordinary shares, ACP Shares or BCP Shares.

         20.3 The chairman of the Board is the chairman of a general meeting.

         20.4 The chairman of a general meeting does not have a casting vote.

         20.5 Unless this agreement or the Corporations Act 2001 requires otherwise, resolutions considered at a meeting are ordinary resolutions determined by simple majority of votes.

         20.6 If there is an equality of votes on a resolution, the resolution is not passed.

         20.7 A proxy, attorney or other representative of a member at a general meeting need not be a member of the Company.

         20.8 In accordance with the Corporations Act 2001, the Company must give at least 21 days notice of any general meeting unless otherwise unanimously agreed by Shareholders.

21.      CAPITAL STRUCTURE

         21.1 The initial share capital of the Company is to be as set out in part 1 of Annexure A.

         21.2 Subject to clauses 21.3, 21.6 and 21.7, the Company must not issue additional shares, or grant a right or option to subscribe for additional shares unless approved by ACP and BCP Shareholders holding at least 80% of the votes that may be cast by ACP and BCP Shareholders.

         21.3 If the Company with the approval of a Directors Special Majority resolution, wishes at any time to issue additional ordinary shares or securities convertible into ordinary shares (SECURITIES) (other than under the Employee Share Option Plan or as consideration for an acquisition of a business or business entity), the Company must first offer to each shareholder a percentage of those securities equal to the ordinary shares, ACP Shares or BCP Shares held by the Shareholder as a percentage of Diluted Capital. In the case of CM Capital the offer can be accepted by CM Capital or a nominee of CM Capital.
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                                                                              16

         21.4 If any securities remain after applying clause 21.3, the Company may offer the remaining securities to such person(s) as the Board think fit subject to the subscribers agreeing to be bound by this agreement by an instrument acceptable to the Board.

         21.5 The parties will negotiate in good faith changes to this agreement to accommodate an issue of any securities under clauses 21.3 and 21.4.

         21.6 The Company may from time to time issue options over Ordinary Shares under the Employee Share Option Plan adopted by the Board (as amended by the Board from time to time), without complying with clauses 21.2 to 21.5.

         21.7 Despite any other provision in this agreement, if agreed as a Directors Special Majority resolution, the Company may issue securities to such persons as the Board thinks fit, subject to the subscriber agreeing to be bound by this agreement by an instrument acceptable to the Board, if the issue of securities is required to undertake an initial public offering which would allow conversion of ACP and BCP Shares pursuant to clause 25.2.

         21.8 The number of ordinary shares over which options have been issued as at the date of this agreement, is set out in Part 2 of Annexure A. In addition, approval to issue a further
                  212,000 options to acquire ordinary shares of the Company under the terms of the Company's Employee Share Option Plan has been granted by the Shareholders. Those unissued options may be issued at any times determined by the Board and in accordance with the Employee Share Option Plan.

22.      PRE-EMPTIVE RIGHTS

         22.1 Unless otherwise agreed by Special Majority resolution of Shareholders, a Shareholder may only transfer the legal or beneficial interest in its shares in the Company in accordance with this clause.

         22.2 If a Shareholder wishes to transfer its shares at any time (OFFEROR), it must first give to all other Shareholders (OFFEREES) a notice (PRE-EMPTION NOTICE), specifying that it wishes to sell some or all of its shares in the Company at the price per share nominated by the offeror (OFFER PRICE).

         22.3     A pre-emption notice must include:

                  22.3.1 a copy of any available valuation (where one has been prepared) of the shares obtained by the offeror in the preceding 12 months; and

                  22.3.2   details  of  any  third  party  offer,   proposal  or
                           invitation the offeror has received in the preceding 12 months:

                           (a) that another party is interested in or willing to acquire the shares;

                           (b)   that indicates a willingness to:


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                                                                              17

                                 (i) acquire in a trade sale the Company or its Business;

                                 (ii)   cause  the  Company  to  be  merged   or
                                        otherwise acquired; or

                                 (iii)  cause   the  Company  to  be  floated or
                                        otherwise   the   subject   of  a public
                                        offering; or

                           (c)   that   states  or  implies  a  value  for   the
                                 Company's shares.

         22.4 Within 14 days after the giving of the pre-emption notice, the offerees may notify the offeror whether or not they wish to buy the offeror's shares in the Company the subject of the pre-emption notice at the offer price and the number of shares they are willing to acquire.

         22.5 If any of the offerees fail to give any notice of acceptance or rejection within the 14 days permitted by clause 22.4, those offerees are deemed to have rejected the offeror's offer on the 14th day of the period allowed for acceptance or rejection.

         22.6 If any offerees accept the offerors' offer, the offeror must sell the offerors' shares to the accepting offerees who wish to buy them. If two or more offerees are willing to buy shares and there are not enough shares available to satisfy all acceptances, then each of the accepting offerees is to be allocated (in the first instance) a number of the offeror's shares that is the lesser of:

                  22.6.1 the maximum number of shares each of the offerees indicated they are willing to accept; and

                  22.6.2 the same proportion that each accepting offeree's existing shareholding in Diluted Capital bears to the total of all accepting offerees' existing shareholdings in the Diluted Capital (as the case may be).

         22.7     Clause  22.6 is  to  be  reapplied  until  either there are no
                  further  shares   to  allocate  or   all  accepting   offerees
                  acceptances are filled.

         22.8 Subject to clause 23, to the extent the offeror's shares are not sold under the above procedures, the offeror may then sell the remaining Shares referred to in the pre-emption notice:

                  22.8.1 within 6 months after the end of the procedure (and if not sold within that time, the shares cannot be transferred without recomplying with this clause 22); and

                  22.8.2 at a price no more favourable to the buyer than the offer price and provided the transferee agrees to be bound by this agreement by an instrument in form and substance acceptable to the Board.

         22.9 A sale and transfer of shares between the Shareholders to which this clause applies occur on the following terms:


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                                                                              18

                  22.9.1 the legal and beneficial interest in the shares is sold free of encumbrances;

                  22.9.2 closing takes place at the registered office of the Company 30 days after the sale contract is made or deemed made;

                  22.9.3   title   to   the   shares   passes from  the  selling
                           Shareholder to the buying Shareholder at closing; and

                  22.9.4 the purchase price is payable at closing by the buying Shareholder to the selling Shareholder by bank cheque or other in immediately available funds.

         22.10    On  receipt of all moneys due in  accordance  with clause 22.9
                  the  selling  Shareholder   must   deliver   to   the   buying
                  Shareholder:

                  22.10.1 the share certificates for the shares sold and a transfer in common form executed by the selling Shareholder in favour of the buying Shareholder with an irrevocable proxy or power of attorney to vote the shares at any general meeting with the name of the proxy or attorney blank; and

                  22.10.2 if the selling Shareholder no longer holds any shares in the Company or is no longer entitled to nominate a Director, the resignation of any Director that is a nominee of the selling Shareholder.

         22.11 Despite the preceding provisions of this clause 22, a Shareholder may transfer all of its shares to the ultimate beneficial owner of the shares without complying with the pre-emptive rights provisions in this clause 22, provided that the transfer is the transfer of the entire legal interest in the shares free from all encumbrances and the transferee agrees to be bound by this agreement by an instrument in form and substance acceptable to the Board.

         22.12 Despite the preceding provisions of this clause 22, a Shareholder may transfer all of its shares to an Associated Entity without complying with the pre-emptive rights provisions in this clause 22, provided that the Associated
                  Entity:

                  22.12.1 agrees in writing to be bound by the terms of this agreement by an instrument in form and substance satisfactory to the Board; and

                  22.12.2 in the case of corporate transferring shareholder continues at all times to be an Associated Entity of the transferring Shareholder so that if the Associated Entity ceases to be an Associated Entity of the transferring Shareholder, then it will be deemed to have given a pre-emption notice under clause 22.3 for sale of its shares at fair market value which will then be deemed to be the offer price for the purpose of clause 22.3.

         22.13 Despite the preceding provisions of this clause 22.2-22.10, CM Capital and AVCF may each transfer all or some of its shares to the other, or a nominee, without

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                                                                              19
                  complying with the pre-emptive rights provisions in this clause 22, provided that the transferee continues to be bound by this agreement.

         22.14 Despite the preceding provisions of this clause 22, AVCF may transfer some or all of its shares to a partner in the Australia Venture Capital Fund L.P. without complying with the pre-emptive rights provisions in clause 22, provided that the transfer is the transfer of the entire legal interest in the shares free from all encumbrances and the transferee agrees to be bound by this agreement by an instrument in a form acceptable to the Board.

         22.15 For so long as AVCF holds shares in the Company, no change in the partners of AVCF shall be regarded as a transfer of an interest in shares in the Company and the pre-emptive rights provision in this clause 22 shall not apply in the event of a change in the partner of AVCF.

         22.16 If a Shareholder who is not an ACP Shareholder or a BCP Shareholder acquires ACP Shares or BCP Shares (other than an Associated Entity of an ACP Shareholder or BCP Shareholder respectively) under this clause 22, that Shareholder must on acquisition of those shares immediately elect to convert them to ordinary shares.

         22.17 The Founders agree with the other Shareholders, in respect of their shareholding in Praxis US at any time, that they will not:

                  22.17.1 directly  or  indirectly  dispose  of  the  legal   or
                          beneficial title to those stock or other securities in Praxis US (whether by way of transfer, assignment, encumbrance, declaration of trust or otherwise whatever) without the unanimous consent of the Nominee Directors for the time being of the ACP Shareholders and BCP Shareholders, which consent may be given or withheld in the absolute discretion of those Nominee Directors; or

                  22.17.2 initiate,  approve  of,  consent  to  or  acquiesce in
                          (whether in their capacity as security holders in Praxis US, as officers of Praxis US or in any other capacity whatever) any transaction:

                          (a)    with or involving Praxis US;

                          (b)    involving   their   stock  or  other   security
                                 holdings at any time in Praxis US;

                          (c) involving any other instruments convertible into securities of any kind (issued or to be issued) in Praxis US; or

                          (d) otherwise involving the assets, business or undertaking of Praxis US including without limitation, Praxis US shares in the Company,

                           with the intent, that has the purpose or that has the effect (whether or not intended or with purpose), of circumventing the pre-emptive rights

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                                                                              20
                           provisions of this agreement with a view to giving third parties control or influence over the Company contrary to the intent of the pre-emptive rights provisions of this agreement.

         22.18 In order to ensure part compliance with clause 22.14, the Founders agree to either:

                  22.18.1 irrevocably deliver the original certificates for their stock and other securities in Praxis US to the Company for the purpose of holding them in safe custody to ensure compliance with clause 22.14; or

                  22.18.2 provide evidence to the Board, in a form acceptable to the Board, that the original stock, other security certificates or other applicable arrangements relating to securities convertible into Praxis US stock or other Praxis US securities, have appropriate legends setting or referring to the restrictions contained in clause 22.14 of this agreement.

23.      TAG-ALONG RIGHTS

         23.1 If a Shareholder (SELLING SHAREHOLDER) is entitled to and wishes to sell shares to a third party as permitted under clause 22.8 (THIRD PARTY), it must before that sale give notice to each other Shareholder (TAG-ALONG OFFEREES) of its intention to sell (TAG-ALONG NOTICE) and the price at which they are to be sold to the third party.

         23.2 Within 14 days of receipt of a tag-along notice, the tag-along offerees may notify the selling shareholder that they wish to sell a percentage of their shares that is the same percentage as the shares to be sold by the selling shareholder bears to the total number of shares held by the selling shareholder at the same price as the selling shareholder intends to sell its shares.

         23.3 If any tag-along offerees give the selling shareholder notice under clause 23.2, the selling shareholder may not sell its shares to the third party unless it procures that the third party also acquires the relevant percentage of the shares of the notifying tag-along offerees at the same price as the third party is to buy the selling shareholder's Shares.

24.      DRAG-ALONG RIGHTS

         24.1 If a bona fide third party (THIRD PARTY) offer (OFFER) is made for all of the Ordinary Shares, ACP Shares and BCP Shares on issue (ie for the Company as a whole), the party receiving that offer must communicate the offer and its terms to all Shareholders.

         24.2 Subject to clauses 24.4 and 24.5, if Shareholders holding a total number of Ordinary Shares, ACP Shares or BCP Shares representing more than 50% of Diluted Capital wish to accept the offer by the third party (ACCEPTING SHAREHOLDERS), the accepting shareholders may notify (DRAG-ALONG NOTICE) the remaining Shareholders (DISSENTING SHAREHOLDERS) accordingly.

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                                                                              21

         24.3 Subject to clauses 24.4 and 24.5, on receipt of a drag-along notice, the dissenting shareholders become conditionally bound to accept the offer of the third party in respect of their Ordinary Shares, ACP Shares or BCP Shares (as the case may be) on the same terms as the accepting shareholders.

         24.4 Within 14 days of receipt of a drag-along notice, the dissenting shareholders may by notice to the accepting shareholders require the accepting shareholders to sell their Ordinary Shares, ACP Shares or BCP Shares (as the case may be) to an alternative buyer that is ready, willing and able to buy those shares on the same terms as the third party was prepared to buy them under the offer (ALTERNATIVE BUYER).

         24.5     If notice is given under clause 24.4:

                  24.5.1 the right of the accepting shareholders to accept the offer by the third party ends;

                  24.5.2 the obligation of the dissenting shareholders to accept the offer by the third party is rescinded;

                  24.5.3 the accepting shareholders are obliged to sell their ordinary shares, ACP Shares or BCP Shares (as the case may be) to the alternative buyer on the same terms as were applicable under the offer;

                  24.5.4 the dissenting shareholders must procure that the alternative buyer:

                           (a) buys the accepting shareholders' ordinary shares, ACP Shares or BCP Shares (as the case may be) within 14 days of the giving of notice under clause 24.4 on the same terms as were applicable under the offer by the third party; and

                           (b) agrees to be bound by this agreement by an instrument in form and substance acceptable to the Board.

         24.6     If no notice is given under clause 24.4:

                  24.6.1 the accepting shareholders may accept the offer made by the third party within 14 days after the expiry of the period for giving notice under clause 24.4;

                  24.6.2 the dissenting shareholders are deemed to accept the offer made by the third party as soon as the acceptance by all accepting shareholders is made under clause 24.6.1.

         24.7 On a Shareholder becoming bound to transfer ordinary shares, ACP Shares or BCP Shares (as the case may be) under clause
                  24.5 or 24.6, the Shareholder must transfer the relevant shares accordingly, subject to and conditional on payment of the transfer consideration in accordance with the terms of the relevant offer.


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                                                                              22

25.      CONVERSION OF ACP AND BCP SHARES

         25.1 The ACP Shareholders and the BCP Shareholders may convert their ACP Shares or BCP Shares (as the case may be) to Ordinary Shares at any time, as set out in the Company's constitution.

         25.2 The Company may compulsorily require the ACP Shareholders and the BCP Shareholders to convert their ACP Shares and BCP Shares (respectively) to Ordinary Shares if the Company undertakes an initial public offering of Ordinary Shares which raises at least $10 million at a minimum price per publicly offered share that equals or exceeds the aggregate of:

                  25.2.1  $2.50; plus

                  25.2.2 such amount that ensures a 25% internal rate of return on $2.50 for a period equal to the period from the date of this agreement to the date of the initial public offering,

                  adjusted as necessary for capital reconstructions since the date of this agreement.

         25.3 The conversion ratio for the purpose of this clause 25 is 1 ACP Share or 1 BCP Share (as the case may be) for 1 Ordinary Share, subject to adjustment of that ratio for:

                  25.3.1   capital reconstructions; and

                  25.3.2 issue of any Shares at an issue price less than the issue price of the ACP Shares or BCP Shares (as the case may be),

                  in accordance with the adjustment mechanisms or formula set out in the Company's constitution.

         25.4 Despite any other provision of this agreement, the Board may by Directors Special Majority decide to undertake an initial public offering of the Company which would allow conversion of ACP and BCP Shares pursuant to clause 25.2.

26.      REDEMPTION OF ACP AND BCP SHARES

         26.1 Both the ACP Shareholders and the BCP Shareholders may redeem their ACP Shares and BCP Shares (respectively):

                  26.1.1 after the 6th anniversary of the issue date of the ACP Shares, if the Company has not listed on a securities exchange in Australia or elsewhere;

                  26.1.2  on the occurrence of a Liquidity Event; or

                  26.1.3  on a voluntary merger or amalgamation of the Company.

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                                                                              23

         26.2 If the ACP Shares or BCP Shares are redeemed, the ACP Shareholders and BCP Shareholders (as the case may be) will be entitled to receive the following amount for each ACP Share and BCP Share they hold (REDEMPTION Amount) in the following order of priority:

                  26.2.1  the original issue price paid for the BCP Shares; and

                  26.2.2 any accrued cumulative dividend not paid on the BCP Shares under clause 27:

                  26.2.3  the original issue price paid for the ACP Shares; and

                  26.2.4 any accrued cumulative dividend not paid on the ACP Shares under clause 27,

                  adjusted as necessary for capital reconstructions; and

                  26.2.5 a pro rata proportion of surplus assets and profits of the Company (as determined by an independent valuer) calculated as if the ACP Shares and BCP Shares had been converted into ordinary shares in accordance with clause 25 at that time.

         26.3 Amounts payable on a redemption of BCP Shares must be paid in priority to any payments or dividends to ACP Shareholders (other than amounts pursuant to clause 26.2.5) and Ordinary Shareholders. As between the BCP Shareholders, the BCP Shareholders will participate pro rata among themselves.

         26.4 Amounts payable on a redemption of ACP Shares must be paid in priority to any payments or dividends to Ordinary Shareholders but after payment of all amounts due to the BCP Shareholders (other than amounts pursuant to clause 26.2.5). As between the ACP Shareholders, those Shareholders will participate pro rata among themselves.

         26.5 If and to the extent the Company is unable to pay all or part of the Redemption Amount on the date ACP Shares or BCP Shares are properly redeemed, then the Redemption Amount will be a debt due to each affected ACP or BCP Shareholder on terms to be agreed by each such ACP or BCP Shareholder and the Company and failing agreement, payable in priority from surplus cash flows of the Company as and when such surpluses arise and, on a liquidation of the Company, payable from a provable debt due by the Company.

27.      ACP AND BCP SHARE DIVIDENDS

         27.1 Subject to clauses 27.4 and 27.5, the holders of ACP Shares and BCP shares are entitled to a 10% cumulative preferential dividend per annum (based upon the issue price of that share respectively).

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                                                                              24

         27.2 The dividend is payable in priority to any dividends to Ordinary Shareholders. The BCP Shareholders rank first and the ACP Shareholders rank second in the order of priority for the payment of dividends.

         27.3 The dividend will not be payable on any ACP Share or BCP Share if:

                  27.3.1 an ACP Shareholder or BCP Shareholder voluntarily converts such ACP Share or BCP Share to an Ordinary Share;

                  27.3.2 the Company compulsorily requires the ACP Shareholder or BCP Shareholder to convert such ACP Share or BCP Share to an Ordinary Share under clause 25.2.

         27.4 The dividend is only payable (unless the Board decides otherwise by Directors Special Majority resolution) if:

                  27.4.1  a Liquidity Event occurs; or

                  27.4.2 there is a voluntary merger or amalgamation of the Company.

                  The dividend will be payable on the date on which any of those events occurs.

         27.5     The  ACP  Shareholders  waive any  right to require payment of accumulated dividends to which they might otherwise be entitled under the Company's constitution to the extent inconsistent with clause 27.

28.      FREEDOM TO ACT

         Except as expressly set out in this agreement, this agreement does not restrict the freedom of an ACP Shareholder or BCP Shareholder to conduct any business or activity in any place or in any other field without accounting to the other Shareholders or to the Company.

29.      RELEASE AND INDEMNITY

         Praxis US warrants that it makes no claims now in connection with Licence and Research & Development Agreements entered into between Pharmaxis and the Australian National University.

30.      DISPUTE RESOLUTION

         30.1 If a dispute or deadlock between Shareholders cannot be resolved within 30 days of the dispute arising, the matter is to be submitted to mediation administered by the Australian Commercial Disputes Center Limited (ACDC). The conciliation is to be conducted and held in accordance with the conciliation rules of ACDC in force at the time. Any conciliation meeting will be held in the Australian Capital Territory and each party is to bear its own costs in relation to the holding of the hearing.

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                                                                              25

         30.2 If dispute or deadlock has not been resolved under clause 30.1 within 30 days of the matter being first heard for mediation by ACDC, the Shareholders are free to exercise their legal rights (if any).

31.      CONFIDENTIAL INFORMATION AND PUBLICITY

         31.1     A Shareholder must:

                  31.1.1   keep confidential all information about:

                           (a)   this agreement and its subject matter; and

                           (b)   the Company's Business and affairs,

                           except to the extent it comes into the public domain (other than by way of breach of a duty or obligation of confidentiality by any person);

                  31.1.2   not  disclose  that  information  or  make any public
                           statements  about  this  agreement  or  its   subject
                           matter to third parties unless:

                           (a) the third party is an officer, employee, agent or contractor of, or adviser to, the Shareholder 'with a need to know' and who is bound to, or agrees to, likewise keep the information confidential;

                           (b) the third party is a related body corporate of the Shareholder or a shareholder or beneficiary of the Shareholder where that related body corporate or shareholder or beneficiary likewise agrees to keep the information confidential;

                           (c)   the Board consents in writing;

                           (d) required for the purposes of or in connection with any actual pending or threatened legal proceedings or any advice in connection with any possible legal proceedings involving the Shareholder or any of its officers, employees or agents;

                           (e)   required by the mandatory provisions of:

                                 (i)      the  listing  rules of  any securities
                                          exchange;

                                 (ii)     statute or law; or

                                 (iii)    a  regulatory  body  having  authority
                                          over it,

                                 and  to  the  extent  there  is  no  applicable
                                 `commercial   in   confidence'  (or  equivalent
                                 exception) applicable; or

                           (f)   permitted by clause 11.6.

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                                                                              26

         31.2 A Shareholder's obligations under this clause 31 survive the Shareholder ceasing to be a Shareholder of the Company.

32.      ACCESS

         Subject to clause 31, each Director and each Shareholder through its officers, employees and agents:

         32.1 may have free access to the property, employees, agents, consultants and facilities of the Company; and

         32.2 may at their own expense inspect, copy and audit the books and records of the Company at any time during usual business hours.

33.      NATURE OF RELATIONS

         33.1 The Shareholders are not in a fiduciary relationship in relation to the other.

         33.2     A Shareholder:

                  33.2.1 is not liable for the acts or defaults of any other Shareholder; and

                  33.2.2 may act on its own behalf but not on behalf of any other Shareholder.

34.      AGREEMENT PREVAILS

         This agreement supersedes and prevails over any term sheets, heads of agreement or similar documents relating to investment by the ACP Shareholders and the BCP Shareholders in the Company. The Shareholders agree that the Company's constitution will be updated and amended so as to conform with this agreement as soon as practicable after the date of this agreement.

35.      ASSIGNMENT

         A Shareholder must not:

         35.1     assign the benefit of this agreement;

         35.2 mortgage, charge or otherwise encumber to the benefit of this agreement; or

         35.3 cause its obligations under this agreement to be assumed by a third party,

         without the prior written consent of the other Shareholders.

36.      NOTICE

         36.1 Any communication (including notice) under this agreement must be in writing.

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                                                                              27

         36.2 A communication may be given to a party by sending it to the party's address as notified on the first page of this agreement (or such other address as notified from time to time) or by sending it by facsimile to the party's facsimile number.

         36.3 A communication is deemed to be received by a party, if given by facsimile, at the time and on the day shown in the sender's transmission report, if it shows that the whole communication was sent to the party's facsimile number.

         36.4 A communication given by post is to be taken to be received if posted within Australia to an Australian address on the business day after posting and in any other case, on the third business day after posting.

37.      COSTS

         37.1     The  reasonable  costs  and  expenses  incurred  by  the   BCP
                  Shareholder in connection with their due diligence investigations on the Company, the negotiations leading up to, and negotiation, preparation and execution of the Transaction Documents and any instrument or other document executed to give effect to any provisions of the Transaction Documents
                  (including reasonable legal, patent and other consultants costs) will be borne by the Company up to a maximum of $10,000 for each BCP Shareholder that subscribes for more than $1 million worth of BCP Shares. The combined BCP Shareholders legal costs are not to exceed $25,000.

         37.2 Subject to clause 37.1, each party to this agreement will pay its own costs and expenses incurred in connection with the preparation and execution of the Transaction Documents and any instrument or other document executed to give effect to any provisions of the Transaction Documents.

         37.3 The Company must pay all stamp or other duty on this Agreement and on any instrument or other document executed to give effect to any provisions of this Agreement.

38.      GOVERNING LAW

         38.1 This agreement is governed by the laws of the Australian Capital Territory.

         38.2 The Shareholders irrevocably submit to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and the courts of appeal from them.

         38.3 A Shareholder may not object to the jurisdiction of any of those courts on the ground that it is an inconvenient forum or that it does not have jurisdiction.

39.      COUNTERPARTS

         This  agreement  may  be  executed  in any  number of counterparts.   A
         counterpart may be a facsimile. Together all counterparts make up one instrument.

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                                                                              28

40.      LICENSED FUNDS

         40.1     Each  of  the  Shareholders, other  than  Rothschild  and  the
                  Trustee:

                  40.1.1 represents and warrants to the other Parties that it enters this Agreement not in the capacity as a manager or trustee of a Licensed Fund; and

                  40.1.2 if it is or becomes a manager or trustee of a Licensed Fund must notify the other parties immediately upon it becoming a party or becoming a manager or trustee of the Licensed Fund (whichever is the latter).

         40.2     The Company must:

                  40.2.1 proactively inform the manager of each Licensed Fund and respond to any requests from a manager of a Licensed Fund in a timely and expeditious manner, of any information concerning the status of the Company as an Eligible Investee Company or a change in the status of an associate or related body corporate of the Company, and any information that a manager of a Licensed Fund may reasonably require to comply with its obligations under the relevant IIF Management Licence;

                  40.2.2 provide to the manager of each Licensed Fund on the date of this agreement and subsequently within 14 days of receiving a request from a manager of a Licensed Fund so to provide (on at least an annual basis) the following information:

                          (a) the names of all officers and senior executives of the Company and its related bodies corporate;

                          (b) the names of all the Company's related bodies corporate;

                          (c) confirmation that no moneys invested by, or on behalf of, a Licensed Fund will be used to discharge a debt to, or acquire an asset from, the manager or trustee of a Licensed Fund or any of their officers or related bodies corporate;

                          (d) confirmation that the Company will not be acquiring any goods or services from the manager or trustee of the Licensed Fund or any of their officers or related bodies corporate;

                          (e) confirmation that the Company does not owe any money on any account whatever to the manager or trustee of a Licensed Fund or any of their officers or related bodies corporate; and

                          (f) confirmation that in respect of any other holder of a IIF Management Licence or another Licensed Fund (in this clause called an OTHER RELEVANT PARTY), the Company:
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                                                                              29

                                (i) cannot Control, or influence materially, the Other Relevant Party's activities or internal affairs;

                                (ii) is not a member or beneficiary of or partner in the Other Relevant Party;

                                (iii) is not in a position to cast, or to Control the casting of, a vote at a meeting of the equity holders in the Other Relevant Party or to Control or influence materially the Other Relevant Party's internal affairs;

                                (iv) has no power to dispose of, or to exercise Control over the disposal of, a security in or issued by the Other Relevant Party;

                                (v) is not owed a debt by and is not a creditor of the Other Relevant Party; or

                                (vi) does not act as agent for the Other Relevant Party in any transaction or dealing;

                  40.2.3 represent and warrant that the information provided by the Company pursuant to clause 40.2.2 is true and correct; and

                  40.2.4 ensure that it does all matters and things as are confirmed in the information provided by the Company pursuant to clause 40.2.2.

                  40.2.5 A reference in this Clause 40.2 to "Control" of a corporation is a reference to the possession directly or indirectly of the power whether or not having statutory, legal or equitable force, and whether or not based on statutory, legal or equitable rights, directly or indirectly to:

                           (a) control more than 50% of the membership of the board of directors of that corporation; or

                           (b)    control more than 50% of its voting shares; or

                           (c)    direct  or   cause   the   direction   of  the
                                  management and policies of the manager,

                          whether by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of that company or otherwise.

                  40.2.6 A reference in this Clause 40.2 to "Control" of a corporation or other person who is or proposes to act as a trustee is a reference to the possession directly or indirectly of the power to:

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                                                                              30

                          (a)    control the trustee;

                          (b) control any decisions of the trustee as trustee of the relevant trust;

                          (c)    appoint, remove or replace the trustee;

                          (d) appoint, remove or replace a majority of the directors of the trustee; or

                          (e) direct the allocation of any benefits under the relevant trust.

                  40.2.7 A reference in this Clause 40.2 to "Control" of an event, outcome or result or the exercise of a right, power, authority, discretion or remedy means the possession, directly or indirectly, of the power to bring about or direct that event outcome or result or direct the exercise of that right, power, authority, discretion or remedy.

41.      LIMITATIONS OF LIABILITY

         41.1     All parties acknowledge and agree that:

                  41.1.1 Rothschild has entered into this agreement in its capacity as manager of the Australian Bioscience Trust and trustee of the Rothschild Bioscience Ventures II fund, as the case may be, and in no other capacity;

                  41.1.2 Rothschild is not liable to satisfy or pay any of its obligations under this agreement, and will have no liability to any other party, except to the extent of Rothschild's right of indemnity out of the assets of the Australian Bioscience Trust or the Rothschild Bioscience Ventures II fund as the case may be; and

                  41.1.3 if those assets are insufficient, no party will seek to recover any shortfall by bringing proceedings against Rothschild personally or applying to have Rothschild wound up.

         41.2 Unless otherwise agreed, the other parties release Rothschild from any personal liability whatsoever in respect of any loss or damage which cannot be paid or satisfied out of the assets of the Australian Bioscience Trust or the Rothschild Bioscience Ventures II fund, as the case may be.

         41.3 Clauses 41.1 and 41.2 above do not apply to any obligation or liability of Rothschild to the extent that it is not satisfied because there is a reduction in the extent of Rothschild's indemnification out of the assets of the Australian Bioscience Trust or the Rothschild Bioscience Ventures II fund, as the case may be, as a result of Rothschild's own fraud, negligence or wilful breach of trust.

         41.4 Perpetual Trustees Nominees Limited enters into this agreement only in its capacity as trustee of the Australian Bioscience Trust and in no other capacity. A

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                                                                              31
                  liability arising under or in connection with this agreement is limited to and can be enforced against Perpetual Trustees Nominees Limited only to the extent to which it can be satisfied out of property of the Australian Bioscience Trust out of which Perpetual Trustees Nominees Limited is actually indemnified for the liabilty. This limitation of Perpetual Trustees Nominees Limited's liability applies despite any
                  other   provision  of  this   agreement  and  extends  to  all
                  liabilities  and  obligations of Perpetual  Trustees  Nominees
                  Limited  in  any  way  connected   with  any   representation,
                  warranty, conduct, omission, agreement or transaction related to this agreement.

         41.5 The other parties may not sue Perpetual Trustees Nominees Limited in any capacity other than as trustee of the Australian Bioscience Trust, including seek the appointment of a receiver (except in relation to property of the Australian Bioscience Trust), a liquidator, an administrator or any similar person to Perpetual Trustees Nominees Limited or prove in any liquidation, administration or arrangement of or affecting Perpetual Trustees Nominees Limited (except in relation to property of the Australian Bioscience Trust).

         41.6 The provisions of clauses 41.4 and 41.5 shall not apply to any obligation or liability of Perpetual Trustees Nominees Limited to the extent that it is not satisfied because under the trust deed establishing the Australian Bioscience Trust or by operation of law there is a reduction in the extent of Perpetual Trustees Nominees Limited's indemnification out of the assets of the Australian Bioscience Trust, as a result of Perpetual Trustees Nominees Limited's fraud, negligence or breach of trust.

         41.7 It is acknowledged that the manager of the Australian Bioscience Trust is responsible under the trust deed establishing the Australian Bioscience Trust for performing a variety of obligations relating to the Australian Bioscience Trust, including under this agreement. No act or omission of Perpetual Trustees Nominees Limited (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or breach of trust of Perpetual Trustees Nominees Limited for the purposes of clause 41.6 to the extent to which the act or omission was caused or contributed to by any failure by the manager or any other person (other than Perpetual Trustees Nominees Limited, or a person whose acts or omissions Perptetual Trustees Nominees is liable for under the deed establishing the Australian Bioscience Trust) to fulfil its obligations relating to the Australian Bioscience Trust or by any other act or omission of the manager or any other person (other than Perpetual Trustees Nominees Limited, or a person whose acts or omissions Perptetual Trustees Nominees is liable for under the deed establishing the Australian Bioscience Trust).

         41.8 Perpetual Trustee Nominees Limited is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless Perpetual Trustees Nominees Limited's liability is limited in the same manner as set out in clauses 41.4 to 41.6.

         41.9 Mooroolbark enters into this agreement only in its capacity as trustee of the Pharmaxis Investment Trust and in no other capacity. A liability arising under or in connection with this agreement is limited to and can be enforced against


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
                  Mooroolbark only to the extent to which it can be satisfied out of the property of the Pharmaxis Investment Trust. This limitation of Mooroolbark's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of Mooroolbark in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.


         41.10 The other parties to this agreement may not sue Mooroolbark in any capacity other than as trustee of the Pharmaxis Investment Trust, including seeking the appointment of a receiver (except in relation to property of the Pharmaxis Investment Trust), a liquidator, an administrator or any similar persons to Mooroolbark or prove any liquidation, administration or arrangement of or affecting Mooroolbark (except in relation to property of the Pharmaxis Investment Trust).


         41.11 The provisions of clauses 41.9 and 41.10 shall not apply to any obligation or liability of Mooroolbark to the extent that it is not satisfied because under the Trust Deed establishing the Pharmaxis Investment Trust or by operation of law there is a reduction in the extent of Mooroolbark's indemnification out of those assets of the Pharmaxis Investment Trust, as result of Mooroolbark's fraud, negligence or breach of trust.

         41.12 CM Capital enters into this agreement only in its capacity as trustee of the CM Venture Trust No.3 and in no other capacity. A liability arising under or in connection with this agreement is limited to and can be enforced against CM Capital only to the extent to which it can be satisfied out of the property of the CM Venture Trust No.3. This limitation of CM Capital's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of CM Capital in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.


         41.13 The other parties may not sue CM Capital in any capacity other than as trustee of the CM Venture Trust No.3, including seeking the appointment of a receiver (except in relation to property of the CM Venture Trust No.3), a liquidator, an administrator or any similar persons to CM Capital or prove any liquidation, administration or arrangement of or affecting CM Capital (except in relation to property of the CM Venture Trust No.3).


         41.14 The provisions of clauses 41.12 and 41.13 shall not apply to any obligation or liability of CM Capital to the extent that it is not satisfied because under the Trust Deed establishing the CM Venture Trust No.3 or by operation of law there is a reduction in the extent of CM Capital's indemnification out of those assets of the CM Venture Trust No.3, as result of CM Capital's fraud, negligence or breach of trust.

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                                                                              33

         41.15 AVCF enters into this agreement only in its capacity as general partner of Australia Venture Capital Fund LP and in no other capacity. A liability arising under or in connection with this agreement is limited to and can be enforced against AVCF only to the extent to which it can be satisfied out of the property of Australia Venture Capital Fund LP. This limitation of AVCF's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of AVCF in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.


         41.16 The other parties may not sue AVCF in any capacity other than as general partner of Australia Venture Capital Fund LP, including seeking the appointment of a receiver (except in relation to property of the Australia Venture Capital Fund
                  LP), a liquidator, an administrator or any similar persons to AVCF or prove any liquidation, administration or arrangement of or affecting AVCF (except in relation to property of Australia Venture Capital Fund LP).


         41.17 The provisions of clauses 41.15 and 41.16 shall not apply to any obligation or liability of AVCF to the extent that it is not satisfied because under the Partnership Deed establishing Australia Venture Capital Fund LP or by operation of law there is a reduction in the extent of AVCF's indemnification out of those assets of Australia Venture Capital Fund LP, as result of AVCF's fraud, negligence or breach of trust.

DATED      AUGUST 23RD                        2002


Signed for and on behalf of
PRAXIS PHARMACEUTICALS INC by:

/s/ WILLIAM B. COWDEN                     /s/ BRETT CHARLTON
-----------------------------------       --------------------------------------
Director                                  Director/Secretary

WILLIAM B. COWDEN                         BRETT CHARLTON
-----------------------------------       --------------------------------------
Name (please print)                       Name (please print)



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                                                                              34

Signed for and on behalf of PERPETUAL TRUSTEES
NOMINEES LIMITED by its attorneys who declare that they have no notice of revocation of the Power of Attorney under which this document is signed:


/s/ PETER BARRY HOCKING                   /s/ MARCELLE PIVOTTO
-----------------------------------       --------------------------------------


PETER BARRY HOCKING -SENIOR MANAGER       MARCELLE PIVOTTO - ASSISTANT MANAGER
-----------------------------------       --------------------------------------
Name (please print)                       Name (please print)

Signed for and on behalf of
ROTHSCHILD BIOSCIENCE MANAGERS
LIMITED by:

/s/ G. BROOKE                             /s/  S.D. JONES
-----------------------------------       --------------------------------------
Director                                  Director / Company Secretary

G. BROOKE                                   S.D. JONES
-----------------------------------       --------------------------------------
Name (please print)                       Name (please print)

Signed by the authorised representative of CM CAPITAL INVESTMENTS PTY LTD as trustee for CM Capital Venture Trust No. 3:


/s/ CARMEL HILLYARD
----------------------------------
Authorised Representative


CARMEL (CARRIE) HILLYARD
----------------------------------
Name (please print)


EXECUTED by an authorised representative of CIBC AUSTRALIA VC FUND LLC. on behalf of the Australia Venture Capital Fund L.P.
in the presence of

/s/ MICHELE J. BUCHLIGNANI
------------------------------------
Signature of Authorised Representative


MICHELE J. BUCHIGNANI
MANAGING DIRECTOR
------------------------------------
Name of Authorised Representative
(print)

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                                                                              35

Signed for and on behalf of
MOOROOLBARK TECHNOLOGY PTY LTD by:


/s/ K J HAMMONS                             /s/ SCOTT MUNRO
------------------------------------        ------------------------------------
Director                                    Company Secretary

K J HAMMONS                                 SCOTT MUNRO
------------------------------------        ------------------------------------
Name (please print)                         Name (please print)



EXECUTED by THE AUSTRALIAN NATIONAL UNIVERSITY by.its Attorney under Power pursuant to Power of Attorney Registered No.103308 who states that he is the Pro Vice-Chancellor (Administration)/Director, Finance & Business Services of the Australian National University and that he has no notice of revocation of the Power in the presence of:

/s/ ALAN RAYMOND BUNSELL                     /s/ JUSTIN LYNCA
-----------------------------------          -----------------------------------
                                             Witness


ALAN RAYMOND BUNSELL                         JUSTIN LYNCA
-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)



Signed for and on behalf of
PHARMAXIS PTY LTD by:

/s/ ALAN D. ROBERTSON                         DENIS HANLEY
-----------------------------------           ----------------------------------
Director                                      Director / Company Secretary
Alan Robertson                                Denis Hanley


Signed by DR WILLIAM COWDEN:


/s/ GAVIN BARTELL                              /s/ WILLIAM B. COWDEN
-----------------------------------            ---------------------------------
Witness                                        Dr William Cowden

GAVIN BARTELL                                  WILLIAM B. COWDEN
-----------------------------------            ---------------------------------
Name (please print)                            Name (please print)

--------------------------------------------------------------------------------
                                                                              36

Signed by DR BRETT CHARLTON:


/s/ DOUGLAS FRANCIS                             /s/ BRETT CHARLTON
-----------------------------------             --------------------------------
Witness                                         Dr Brett Charlton


DOUGLAS FRANCIS                                 BRETT CHARLTON
-----------------------------------             --------------------------------
Name (please print)                             Name (please print)













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